UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 9, 2007
NEXTEST SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	000-51851	77-047-0150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1901 MONTEREY RD, SAN JOSE, CA		95112
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(408) 817-7200

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

  On August 9, 2007, Nextest Systems Corporation reported financial results for its fiscal fourth quarter ended June 30, 2007. A copy of the related press release is furnished hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

99.1     Press release dated August 9, 2007 issued by Nextest Systems Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEST SYSTEMS CORPORATION (Registrant)

Date: August 9, 2007	By:	/s/ James P. Moniz
James P. Moniz
Chief Financial Officer